General	6 Months Ended
Jun. 30, 2020
General [Abstract]
GENERAL
NOTE 1:-	GENERAL

a.

Can-Fite Biopharma Ltd. (the "Company") was incorporated and started to operate in September 1994 as a private Israeli company. Can-Fite is a clinical-stage biopharmaceutical company focused on developing orally bioavailable small molecule therapeutic products for the treatment of autoimmune-inflammatory, oncological and sexual dysfunction indications. Its platform technology utilizes the Gi protein associated A3AR as a therapeutic target. A3AR is highly expressed in inflammatory and cancer cells, and not significantly expressed in normal cells, suggesting that the receptor could be a unique target for pharmacological intervention. The Company's pipeline of drug candidates are synthetic, highly specific agonists and allosteric modulators, or ligands or molecules that initiate molecular events when binding with target proteins, targeting the A3AR.

The Company's ordinary shares have been publicly traded on the Tel-Aviv Stock Exchange since October 2005 under the symbol "CFBI" and the Company's American Depositary Shares ("ADSs") began public trading on the over the counter market in the U.S. in October 2012 and since November 2013 the Company's ADSs have been publicly traded on the NYSE American under the symbol "CANF".

b.	In the six months ended June 30, 2020, the Company incurred net losses of USD 8,235 and it had accumulated losses at the amount of USD 119,261.

The Company has not yet generated any material revenues from sales of its own developed products and has financed its activities by raising capital and by collaborating with multinational companies in the industry.

The Company has other alternative plans for financing its ongoing activities. There are no assurances that the Company will be successful in obtaining an adequate level of financing needed for its long-term research and development activities. If the Company will not have sufficient liquidity resources, the Company may not be able to continue the development of all of its products or may be required to delay part of its development programs. The Company's management and board of directors are of the opinion that these financial resources will be sufficient to continue the development of the Company's products at least for twelve months from the date of the interim consolidated financial statements issued.

c.

Public health epidemics or outbreaks could adversely impact our business. In late 2019, a novel strain of COVID-19, also known as coronavirus, was reported in Wuhan, China. While initially the outbreak was largely concentrated in China, it has now spread to several other countries, including in Israel, and infections have been reported globally. The extent to which the coronavirus impacts the Company's operations will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the duration and severity of the outbreak, and the actions that may be required to contain the coronavirus or treat its impact. In particular, the continued spread of the coronavirus globally, could adversely impact the Company's operations and workforce, including other Company's research and clinical trials and its ability to raise capital, which in turn could have an adverse impact on our business, financial condition and results of operation.

d.

On February 17, 2020, the Company entered into an amendment to Univo agreement, pursuant to which the parties expanded the collaboration to allow the testing of minute CBD concentrations/ dosages in combination with Namodenoson on liver cancer and additional oncological indications. As part of the expansion, the Company agreed to fund the research and development activities for the two new indications, to be jointly performed, for an amount of US$200 per indication.

As of June 30, 2020, the Company paid an amount of $400 to Univo as part of the amendment to Univo agreement.